UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On October 21, 2014, U.S. Concrete, Inc. (the “Company”) issued separate press releases announcing the acquisitions of Custom-Crete and New York Sand and Stone, LLC. A copy of the press releases are filed as Exhibit 99.1 and Exhibit 99.2 hereto.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibit
99.1	Press Release of U.S. Concrete, Inc. dated October 21, 2014 - Acquisition of Custom Crete
99.2	Press Release of U.S. Concrete, Inc. dated October 21, 2014 - Acquisition of NYSS

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: October 21, 2014    By: /s/ William M. Brown
William M. Brown
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release of U.S. Concrete, Inc. dated October 21, 2014 - Acquisition of Custom Crete
99.2	Press Release of U.S. Concrete, Inc. dated October 21, 2014 - Acquisition of NYSS